UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2023

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 4, 2023, iBio CDMO LLC (“Borrower”), a wholly owned subsidiary of iBio, Inc. (the “Company”) and Woodforest National Bank (“Woodforest”) entered into the Seventh Amendment to the Credit Agreement, which was entered into on November 1, 2021, as previously amended as of October 11, 2022, February 9, 2023, February 20, 2023, March 24, 2023, May 10, 2023 and September 18, 2023 (the “Credit Agreement”), which amendment among other things, permits the Company, in each case, so long as no Potential Default or Default (as such terms are defined in the Credit Agreement) to make the following withdrawals from the Reserve Funds Deposit Account (as defined in the Credit Agreement): (i) up to $1,000,000 on October 4, 2023 so long as Borrower maintains a minimum balance of $2,000,000 until October 16, 2023, (ii) up to an additional $750,000 after October 16, 2023 so long as Borrower maintains a minimum balance of $1,250,000 until November 13, 2023, and (iii) up to an additional $250,000 after November 13, 2023 so long as Borrower maintains a minimum balance of $1,000,000 until Payment in Full (as defined in the Credit Agreement). On the earlier of (a) the closing of the Purchase Agreement (as defined in the Credit Agreement), or (b) the Maturity Date (as defined in the Credit Agreement), the Company will pay Woodforest $20,000. In addition, on October 4, 2023, the Company, as guarantor, entered into the Fifth Amendment to the Guaranty, which was executed on November 1, 2021, as amended by the Guaranty First Amendment, the Guaranty Second Amendment, the Guaranty Third Amendment and the Guaranty Fourth Amendment (the “Guaranty”), which amendment reduces the liquidity covenant that requires the Company to maintain a specified amount in unrestricted cash to $0.00.

The descriptions of the Seventh Amendment to the Credit Agreement and the Fifth Amendment to the Guaranty do not purport to be complete and are qualified in their entirety by reference to the Seventh Amendment to the Credit Agreement and the Fifth Amendment to the Guaranty, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1

Seventh Amendment to Credit Agreement dated October 4, 2023 between iBio CDMO LLC and Woodforest National Bank and Fifth Amendment to the Guaranty dated October 4, 2023 between iBio and Woodforest National Bank

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	IBIO, INC.

	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: General Counsel and Corporate Secretary